SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]
                  Check the appropriate box:

[ ]   Preliminary Proxy Statement                 [ ]  Confidential, for use of
                                                       the Commission Only
                                                       (as permitted by
                                                       Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ING PRIME RATE TRUST
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                                PRIME RATE TRUST

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180

                                  July 3, 2002

Dear Shareholder:

     On behalf of the Board of Trustees of ING Prime Rate Trust (the "Trust"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 9:00 a.m. Local time, on August 1, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

     * To elect ten members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

     * To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust until the election and qualification of their successors.

     * Confirmation of KPMG LLP as the current independent auditor of the Trust.

     * Such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

     Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

     We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                        Sincerely,

                                        /s/ James M. Hennessy

                                        James M. Hennessy
                                        President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT an annual meeting of shareholders (the "Annual Meeting") of ING Prime Rate Trust (the "Trust") will be held at 9:00 a.m. Local time, on August 1, 2002, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the purpose of considering and voting upon the following matters:

     1. To elect ten members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

     2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust until the election and qualification of their successors.

     3. Confirmation of KPMG LLP as the current independent auditor of the Trust.

     4. Such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on May 22, 2002 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

/s/ Kimberly A. Anderson

Kimberly A. Anderson
Secretary

July 3, 2002

                   YOUR VOTE IS IMPORTANT TO US REGARDLESS OF
                       THE NUMBER OF SHARES THAT YOU OWN.
           PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY RETURNING
         YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                 PROXY STATEMENT

                              ING PRIME RATE TRUST

                            TOLL-FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, AZ 85258-2034
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 1, 2002
--------------------------------------------------------------------------------

WHO IS ASKING FOR MY VOTE?

     The Board of Trustees (the "Board") of ING Prime Rate Trust (the "Trust") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about July 3, 2002 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the "Annual Meeting").

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON EACH PROPOSAL?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

                                                                               HOLDERS OF         HOLDERS OF
                               PROPOSAL                                       COMMON SHARES    PREFERRED SHARES
                               --------                                       -------------    ----------------
1.   To elect ten members of the Board to represent the interests                  Yes               No
     of the holders of Common Shares of the Trust until the
     election and qualification of their successors.

2.   To elect two members of the Board to represent the interests                  No                Yes
     of the holders of the Auction Rate Cumulative Preferred Shares - Series
     M, T, W, TH and F of the Trust until the election and  qualification of their successors.

3.   Confirmation of KPMG LLP as the current independent auditor of
     the Trust.                                                                    Yes               Yes

4.   Such other business as may properly come before the Annual                    Yes               Yes
     Meeting or any adjournment(s) or postponement(s).

WHY DID YOU SEND ME THIS BOOKLET?

     This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot--because you have the right to vote on the important Proposals concerning your investment in the Trust.

WHO IS ELIGIBLE TO VOTE?

     Shareholders who owned shares in the Trust at the close of business on May 22, 2002 (the "Record Date") are eligible to vote. As of the Record Date, the
Trust had 137,015,280 Common Shares outstanding. As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares ("Preferred Shares") outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series Th and 3,600 shares of Series F. To the best of the Trust's knowledge, as of May 20, 2002, no person owned beneficially more than 5% of any class of the Trust. The word "you" is used in this proxy statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

HOW DO I VOTE?

     Shareholders may give voting instructions via the Internet or by touchtone telephone by following the instructions on the Proxy Ballot. Shareholders may also sign and mail the Proxy Ballot received with the Proxy Statement or attend the Annual Meeting in person.

     In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC ("ING Investments"), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

     The Annual Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 1, 2002, at 9:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

     The Trust will pay the expenses incurred by it in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE TRUST?

     Copies of the Trust's Annual Report for the fiscal year ended February 28, 2002 and the Trust's Semi-Annual Report for the period ended August 31, 2001 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1
                      ELECTION OF TRUSTEES -- COMMON SHARES

WHAT IS THE PROPOSAL?

     The Board has nominated ten individuals for election to the Board as Trustees of the Common Shares (the "Common Nominees"). Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Common Nominee is set forth below. All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if reelected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE COMMON NOMINEES?

     The Board nominated all of the individuals who currently serve as Trustees of the common shareholders of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated above. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

WHAT IS THE REQUIRED VOTE?

     The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.

WHO ARE THE COMMON NOMINEES?

     For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                 Paul S. Doherty
                                J. Michael Earley
                              R. Barbara Gitenstein
                                R. Glenn Hilliard
                               Thomas J. McInerney
                                David W.C. Putnam
                                 Blaine E. Rieke
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

     The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust's charter.

     No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

     The following table sets forth information concerning the Common Nominees. The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                POSITION(S)   TERM OF OFFICE         PRINCIPAL           COMPLEX
                                 HELD WITH     AND LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
         NAME AND AGE            THE TRUST     TIME SERVED*       THE PAST 5 YEARS       TRUSTEE                TRUSTEE
         ------------            ---------     ------------       ----------------       -------                -------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY                 Trustee       10-29-99 -       Retired.  Mr. Doherty       102       Mr. Doherty is a Trustee of
Age:  68                                      Present          was formerly                          The GCG Trust (February 2002
                                                               President and                         to Present).
                                                               Partner, Doherty,
                                                               Wallace, Pillsbury
                                                               and Murphy, P.C.,
                                                               Attorneys
                                                               (1996-2001); Director
                                                               of Tambrands, Inc.
                                                               (1993-1998); and
                                                               Trustee of each of
                                                               the funds managed by
                                                               Northstar Investment
                                                               Management
                                                               Corporation
                                                               (1993-1999).

J. MICHAEL EARLEY               Trustee       2-26-02          President and Chief         102       Mr. Earley is a Trustee of
Age:  57                                      -Present         Executive Officer of                  The GCG Trust (1997-Present).
                                                               Bankers Trust
                                                               Company, N.A.
                                                               (1992-Present).

R. BARBARA GITENSTEIN           Trustee       2-26-02 -        President of the            102       Dr. Gitenstein is a Trustee
Age:  54                        Present                        College of New Jersey                 of The GCG Trust
                                                               (1999-Present);                       (1997-Present).
                                                               Executive Vice
                                                               President and Provost
                                                               at Drake University
                                                               (1992-1998).

DAVID W.C. PUTNAM               Trustee       10-29-99         President and               102       Mr. Putnam is a Trustee of
Age:  62                                      -Present         Director of F.L.                      The GCG Trust (February
                                                               Putnam Securities                     2002-Present) and Director
                                                               Company, Inc. and its                 of F.L. Putnam Securities
                                                               affiliates.   Mr.                     Company, Inc. (June
                                                               Putnam is also                        1978-Present); F.L. Putnam
                                                               President, Secretary                  Investment Management
                                                               and Trustee of The                    Company (December
                                                               Principled Equity                     2001-Present); Asian
                                                               Market Fund.  Mr.                     American Bank and Trust
                                                               Putnam was formerly a                 Company (June 1992-
                                                               Director/Trustee of                   Present); and Notre Dame
                                                               Trust Realty Corp.;                   Health Care Center
                                                               Anchor Investment                     (1991-Present). He is also
                                                               Trust; Bow Ridge                      Trustee of The Principled
                                                                                                     Equity Market

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                POSITION(S)   TERM OF OFFICE         PRINCIPAL           COMPLEX
                                 HELD WITH     AND LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
         NAME AND AGE            THE TRUST     TIME SERVED*       THE PAST 5 YEARS       TRUSTEE                TRUSTEE
         ------------            ---------     ------------       ----------------       -------                -------
                                                               Mining Company and                    Fund (November
                                                               each of the funds                     1996-Present); Progressive
                                                               managed by Northstar                  Capital Accumulation
                                                               Investment Management                 Trust (August 1998-Present);
                                                               Corporation                           Anchor International Bond
                                                               (1994-1999).                          Trust (December 2000-Present);
                                                                                                     F.L. Putnam Foundation
                                                                                                     (December 2000-Present);
                                                                                                     Mercy Endowment Foundation
                                                                                                     (1995-Present); and an
                                                                                                     Honorary Trustee of Mercy
                                                                                                     Hospital (1973-Present).

BLAINE E. RIEKE                 Trustee       2-26-01 -        General Partner of          102       Mr. Rieke is a Trustee of
Age:  68                                      Present          Huntington Partners,                  the Morgan Chase Trust Co.
                                                               an investment                         (January 1998-Present) and
                                                               partnership                           The GCG Trust (February
                                                               (1997-Present).  Mr.                  2002-Present).
                                                               Rieke was formerly
                                                               Chairman and Chief
                                                               Executive Officer of
                                                               Firstar Trust Company
                                                               (1973-1996).  Mr.
                                                               Rieke was formerly
                                                               the Chairman of the
                                                               Board and a Trustee
                                                               of each of the funds
                                                               managed by ING
                                                               Investment Management
                                                               Co., LLC (1998- 2001).

ROGER B. VINCENT                Trustee       2-26-02          President of                102       Mr. Vincent is a Trustee of
Age: 56                                       -Present         Springwell                            The GCG Trust (1994
                                                               Corporation, a                        -Present) and Director of
                                                               corporate advisory                    AmeriGas Propane, Inc.
                                                               firm (1989-Present).                  (1998-Present).
                                                               Mr. Vincent was
                                                               formerly a Director
                                                               of Tatham Offshore,
                                                               Inc. (1996-2000) and
                                                               Petrolane, Inc. (1993
                                                               -1995).

RICHARD A. WEDEMEYER            Trustee       2-26-01 -        Vice                        102       Mr. Wedemeyer is a Trustee
Age:  66                                      Present          President-Finance and                 of Touchstone Consulting
                                                               Administration - of                   Group (1997-Present) and The
                                                               the Channel                           GCG Trust (February
                                                               Corporation, an                       2002-Present).
                                                               importer of specialty
                                                               alloy aluminum
                                                               products
                                                               (1996-Present).  Mr.
                                                               Wedemeyer was
                                                               formerly Vice
                                                               President - Finance
                                                               and Administration -
                                                               of Performance
                                                               Advantage, Inc., a
                                                               provider of training
                                                               and consultation
                                                               services (1992-1996),
                                                               and Vice

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                POSITION(S)   TERM OF OFFICE         PRINCIPAL           COMPLEX
                                 HELD WITH     AND LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
         NAME AND AGE            THE TRUST     TIME SERVED*       THE PAST 5 YEARS       TRUSTEE                TRUSTEE
         ------------            ---------     ------------       ----------------       -------                -------
                                                               President,
                                                               Operations and
                                                               Administration, of
                                                               Jim Henson
                                                               Productions
                                                               (1979-1997).  Mr.
                                                               Wedemeyer was a
                                                               Trustee of First
                                                               Choice Funds
                                                               (1997-2001).  Mr.
                                                               Wedemeyer was also a
                                                               Trustee of each of
                                                               the funds managed by
                                                               ING Investment
                                                               Management Co., LLC.
                                                               (1998-2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

R. GLENN HILLIARD(1)            Trustee       2-26-02 -        Chairman and CEO of         102       Mr. Hilliard is a Trustee of
Age:  59                                      Present          ING Americas and a                    The GCG Trust (February
                                                               member of its                         2002-Present); serves as a
                                                               Americas Executive                    member of the Board of
                                                               Committee (1999-                      Directors of the Clemson
                                                               Present). Mr.                         University Foundation, the
                                                               Hilliard was formerly                 Board of Councilors for the
                                                               Chairman and CEO of                   Carter Center, Trustee of
                                                               ING North America,                    the Woodruff Arts Center and
                                                               encompassing the                      sits on the Board of
                                                               U.S., Mexico and                      Directors for the High
                                                               Canada regions                        Museum of Art.
                                                               (1994-1999).

THOMAS J. MCINERNEY(2)          Trustee       2-26-01          Chief Executive             154       Mr. McInerney serves as a
Age:  45                                      -Present         Officer, ING U.S.                     Director/Trustee of Aeltus
                                                               Financial Services                    Investment Management, Inc.
                                                               (September                            (1997-Present); and each of
                                                               2001-Present) and                     the ING Funds (February
                                                               member of ING                         2001-Present); the Ameribest
                                                               Americas Executive                    Life Insurance Co.
                                                               Committee (2001-                      (2001-Present); ING
                                                               Present); President,                  Equitable Life
                                                               Chief Executive                       (2001-Present); First
                                                               Officer and Director                  Columbine Life Insurance Co.
                                                               of Northern Life                      (2001-Present); Golden
                                                               Insurance Company                     American Life Insurance Co.
                                                               (2001-Present); and                   (2001-Present); ING Life of
                                                               President and                         Georgia (2001-Present);
                                                               Director of ING Life                  Midwestern United Life
                                                               Insurance and Annuity                 Insurance Co.; ReliaStar
                                                               Company                               Life Insurance Co.
                                                               (1997-Present), ING                   (2001-Present); ING Security
                                                               Retirement Holdings,                  Life (2001-Present);
                                                               Inc. (1997-Present),                  Security Connecticut Life
                                                               ING Aeltus Holdings                   Insurance Co.
                                                               Company Inc.                          (2001-Present); ING
                                                               (2000-Present), and                   Southland Life
                                                               ING Retail Holding                    (2001-Present); ING USG
                                                               Company                               Annuity (2001-Present); ING
                                                               (2000-Present).  Mr.                  United Life  (March
                                                               McInerney was                         2001-Present); and a Trustee
                                                               formerly General                      of The GCG Trust (February
                                                               Manager and Chief                     2002-Present).  Mr.
                                                                                                     McInerney is a member of the
                                                                                                     Board of the National
                                                                                                     Commission on Retirement
                                                                                                     Policy; the

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                POSITION(S)   TERM OF OFFICE         PRINCIPAL           COMPLEX
                                 HELD WITH     AND LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
         NAME AND AGE            THE TRUST     TIME SERVED*       THE PAST 5 YEARS       TRUSTEE                TRUSTEE
         ------------            ---------     ------------       ----------------       -------                -------
                                                               Executive Officer of                  Governor's Council on Economic
                                                               ING Worksite Division                 Competitiveness and
                                                               (December                             Technology of Connecticut;
                                                               2000-October 2001);                   the Board of Directors of
                                                               President of Aetna                    the Connecticut Business and
                                                               Financial Services                    Industry Association; the
                                                               (August 1997-December                 Board of Trustees of the
                                                               2000); Head of                        Bushnell; the Board for the
                                                               National Accounts and                 Connecticut Forum; and the
                                                               Core Sales and                        Board of the Metro Hartford
                                                               Marketing for Aetna                   Chamber of Commerce; and is
                                                               U.S. Healthcare                       Chairman of Concerned
                                                               (April 1996-March                     Citizens for Effective
                                                               1997); Head of                        Government.
                                                               Corporate Strategies
                                                               for Aetna Inc. (July
                                                               1995-April 1996), and
                                                               has held a variety of
                                                               line and corporate
                                                               staff positions since
                                                               1978.

JOHN G. TURNER(3)               Chairman      10-29-99 -       President, Turner           102       Mr. Turner is a Trustee of
Age:  62                        and Trustee   Present          Investment Company                    The GCG Trust.  Mr. Turner
                                                               (January                              also serves as Director of
                                                               2002-Present). Mr.                    the Hormel Foods Corporation
                                                               Turner was formerly                   (May 2000-Present); Shopko
                                                               Vice Chairman of ING                  Stores, Inc. (August
                                                               Americas (2000-2001);                 1999-Present); and M.A.
                                                               Chairman and Chief                    Mortenson Co. (March 2002
                                                               Executive Officer of                  -Present).
                                                               ReliaStar Financial
                                                               Corp. and ReliaStar
                                                               Life Insurance
                                                               Company (1993-2000);
                                                               Chairman of ReliaStar
                                                               United Services Life
                                                               Insurance Company
                                                               (1995-1998); Chairman
                                                               of ReliaStar Life
                                                               Insurance Company of
                                                               New York (1995-2001);
                                                               Chairman of Northern
                                                               Life Insurance
                                                               Company (1992-2001);
                                                               Chairman and
                                                               Director/Trustee of
                                                               the Northstar
                                                               Affiliated Investment
                                                               Companies (1993-2001)
                                                               and Director,
                                                               Northstar Investment
                                                               Management
                                                               Corporation and its
                                                               affiliates
                                                               (1993-1999).

*    Trustees serve until their successors are duly elected and qualified.
(1) Mr. Hilliard is an "interested person," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person," as defined in the 1940 Act, because of his affiliation with ING U.S. Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person," as defined in the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

Please read the section "Further Information About the Trustees and Officers" starting on page 14 of this Proxy Statement before voting on this Proposal 1.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

     The Board recommends that shareholders vote FOR the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2
                    ELECTION OF TRUSTEES -- PREFERRED SHARES

WHAT IS THE PROPOSAL?

     The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares ("Preferred Nominees"). Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Preferred Nominee is set forth below. Both Preferred Nominees are currently Trustees of the Trust and both have consented to continue to serve as a Trustee if reelected by holders of Preferred Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE PREFERRED NOMINEES?

     The Board nominated all of the individuals who currently serve as Trustees of the preferred shareholders of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated above. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

WHAT IS THE REQUIRED VOTE?

     The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.

WHO ARE THE PREFERRED NOMINEES?

     For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                  Walter H. May
                                   Jock Patton

     The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot. If any or all of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Trust's charter.

     No Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Preferred Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                                POSITION(S)   TERM OF OFFICE         PRINCIPAL           COMPLEX
                                 HELD WITH     AND LENGTH OF    OCCUPATION(S) DURING   OVERSEEN BY    OTHER DIRECTORSHIPS HELD BY
         NAME AND AGE            THE TRUST     TIME SERVED*       THE PAST 5 YEARS       TRUSTEE                TRUSTEE
         ------------            ---------     ------------       ----------------       -------                -------
INDEPENDENT TRUSTEES

WALTER H. MAY                   Trustee       10-29-99 -       Retired. Mr. May was        102       Mr. May is a Trustee of the
Age:  65                                      Present          formerly Managing                     Best Prep Charity
                                                               Director and Director                 (1991-Present) and The GCG
                                                               of Marketing for                      Trust (February
                                                               Piper Jaffray, Inc.,                  2002-Present).
                                                               an investment
                                                               banking/underwriting
                                                               firm. Mr. May was
                                                               formerly a Trustee of
                                                               each of the funds
                                                               managed by Northstar
                                                               Investment Management
                                                               Corporation
                                                               (1996-1999).

JOCK PATTON                     Trustee       8-28-95 -        Private Investor. Mr.       102       Mr. Patton is a Trustee of
Age:  56                                      Present          Patton was formerly                   The GCG Trust (February
                                                               Director and Chief                    2002-Present) and Director of
                                                               Executive Officer of                  Hypercom, Inc. (January
                                                               Rainbow Multimedia                    1999-Present); JDA Software
                                                               Group, Inc. (January                  Group, Inc. (January
                                                               1999-December 2001);                  1999-Present); Buick of
                                                               Director of Stuart                    Scottsdale, Inc.; National
                                                               Entertainment, Inc.;                  Airlines, Inc.; BG
                                                               Director of Artisoft,                 Associates, Inc.; BK
                                                               Inc. (1994-1998);                     Entertainment, Inc.; and
                                                               President and                         Arizona Rotorcraft, Inc.
                                                               co-owner of StockVal,
                                                               Inc. (November
                                                               1992-June 1997) and a
                                                               Partner and Director
                                                               at Streich, Lang P.A.
                                                               (1972-1993).

*    Trustees serve until their successors are duly elected and qualified.

Please read the section "Further Information About the Trustees and Officers" starting on page 14 of this Proxy Statement before voting on this Proposal 2.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

The Board recommends that shareholders vote FOR the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above. If either of the Preferred Nominees is not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 3
                       CONFIRMATION OF INDEPENDENT AUDITOR

WHAT IS THE PROPOSAL?

     The  accounting  firm  of  KPMG  LLP  ("KPMG")   currently  serves  as  the
independent auditor for the Trust. Approval of shareholders of the Trust is sought to confirm KPMG as the independent auditor of the Trust.

     The following table shows fees paid to KPMG during the Trust's most recent fiscal year ended February 28, 2002. KPMG also reviews the Trust's Annual Reports to shareholders and filings with the U.S. Securities and Exchange Commission ("SEC"). KPMG would continue to provide these services for the Trust if approved by shareholders. The information in the column "Audit Fees" shows the amounts billed by KPMG for the audit and review of financial statements of the Trust. The information in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts billed by KPMG to the Trust and ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Trust. "All Other Fees" include tax-related advisory and compliance services, agreed upon procedures, review of filings made with the SEC and other procedures. The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Trust is compatible with maintaining KPMG's independence.

                       FINANCIAL INFORMATION SYSTEMS
     AUDIT FEES        DESIGN AND IMPLEMENTATION FEES        ALL OTHER FEES
     ----------        ------------------------------        --------------
      $110,750                      $0                           $62,142

     KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT IS THE REQUIRED VOTE?

     The affirmative vote of a majority of all of the shares of the Trust present in person or by proxy at the Annual Meeting is required to confirm KPMG as the independent auditor.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

     The Board recommends that you vote FOR the confirmation of KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2003.

               FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

     Trustees generally hold office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE TRUST OR CERTAIN AFFILIATED ENTITIES?

     To the best of the Trust's knowledge, as of May 20, 2002 no Trustee owned 1% or more of the outstanding shares of any class of the Trust, and the Trustees owned, as a group, less than 1% of the shares of each class of the Trust.

     The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of June 3, 2002.

                                                                               Aggregate Dollar Range of Equity
                                                                                 Securities in all Registered
                                                                               Investment Companies Overseen by
                                     Dollar Range of Equity Securities in       Trustee in Family of Investment
         Name of Trustee                          the Trust                                Companies
         ---------------                          ---------                                ---------
INDEPENDENT TRUSTEES
Paul S. Doherty                                       $0                               $10,001 - $50,000
J. Michael Earley                                     $0                              $50,001 - $100,000
R. Barbara Gitenstein                                 $0                                      $0
Walter H. May                                         $0                                 Over $100,000
Jock Patton                                   $10,001 - $50,000                       $50,001 - $100,000
David W. C. Putnam                              Over $100,000                            Over $100,000
Blaine E. Rieke                                       $0                              $50,001 - $100,000
Roger B. Vincent                                      $0                                 Over $100,000
Richard A. Wedemeyer                                  $0                               $10,001 - $50,000

TRUSTEES WHO ARE "INTERESTED PERSONS"
R. Glenn Hilliard                                     $0                                 Over $100,000
Thomas J. McInerney                                   $0                                 Over $100,000
John G. Turner                                $50,001 - $100,000                         Over $100,000

     The following table sets forth information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the Trust's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies) as of June 3, 2002.

                               NAME OF OWNERS
                              AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
      NAME OF TRUSTEE            TO TRUSTEE          COMPANY         TITLE OF CLASS       SECURITIES         CLASS
      ---------------            ----------          -------         --------------       ----------         -----
Paul S. Doherty                      N/A               N/A                N/A                 $0              N/A
J. Michael Earley                    N/A               N/A                N/A                 $0              N/A
R. Barbara Gitenstein                N/A               N/A                N/A                 $0              N/A
Walter H. May                        N/A               N/A                N/A                 $0              N/A
Jock Patton                          N/A               N/A                N/A                 $0              N/A
David W. C. Putnam                   N/A               N/A                N/A                 $0              N/A
Blaine E. Rieke                      N/A               N/A                N/A                 $0              N/A
Roger B. Vincent                     N/A               N/A                N/A                 $0              N/A
Richard A. Wedemeyer                 N/A               N/A                N/A                 $0              N/A

WHAT ARE THE COMMITTEES OF THE BOARD?

     AUDIT COMMITTEE. The Board has an Audit Committee whose function is to meet with the independent auditor of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 28, 2002 with ING Investments. The Committee has discussed the audit for the fiscal year ended February 28, 2002 and KPMG's independence with KPMG. The Committee has received a letter from KPMG stating that KPMG is an independent auditor with respect to the Trust. Based on the aforementioned review and discussions, the Trust's audited financial statements for the fiscal year ended February 28, 2002 have been included in the Trust's Annual Report to Shareholders. The Committee currently consists of five Independent Trustees:
Messrs. Doherty, Earley, Rieke, Vincent and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. During the fiscal year ended February 28, 2002, the Committee held four meetings. The Trustees have adopted an Audit Committee Charter and an Addendum to the Audit Committee Charter. The Addendum to the Audit Committee Charter contains information that is in compliance with New York Stock Exchange rules.

     VALUATION COMMITTEE. The Board has a Valuation Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not available. The Committee currently consists of four Independent Trustees: Messrs. May, Patton and Putnam and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended February 28, 2002, the Committee held five meetings.

     EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: Messrs. May, McInerney, Patton and Turner. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended February 28, 2002, the Committee held three meetings.

     NOMINATING COMMITTEE. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of four Independent Trustees: Messrs. Doherty, May and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended February 28, 2002, the Committee held one meeting.

     INVESTMENT REVIEW COMMITTEE. The Board has an Investment Review Committee whose function is to monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust. The Committee currently consists of two Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Doherty, Earley and McInerney. Mr. Doherty serves as Chairman of the Committee. The Committee was established on February 26, 2002. During the fiscal year ended February 28, 2002, the Committee held one meeting.

HOW OFTEN DOES THE BOARD MEET?

     The Board currently conducts regular meetings five times a year. The Audit, Valuation and Investment Review Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2002, the Board held seven meetings, including regularly scheduled and special meetings.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

     Each Independent Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended. Each Independent Trustee is compensated for his or her services according to a fee schedule. Each Independent Trustee receives a fee, allocated among the ING Funds for which he or she serves as a Director/Trustee, which consists of an annual retainer component and a per meeting fee component.

     The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. May and Patton, as lead trustees, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 for attendance at any Committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by ING Investments for which the Trustees serve in common as Directors/Trustees.

     The Trustees who are "interested persons" of the Trust receive no compensation from the Trust.

     The following table has been provided to the Trust by ING Investments and sets forth information regarding the compensation paid to the Trustees for the Trust's fiscal year ended February 28, 2002 for service on the Boards of the ING fund complex.

                                                         PENSION OR                                TOTAL
                                                         RETIREMENT                            COMPENSATION
                                      AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL     FROM TRUST AND
                                    COMPENSATION      AS PART OF TRUST      BENEFITS UPON       FUND COMPLEX
        NAME OF TRUSTEE              FROM TRUST           EXPENSES          RETIREMENT(5)     PAID TO TRUSTEES
        ---------------              ----------           --------          -------------     ----------------
Paul S. Doherty                        $5,626                N/A                 N/A               $52,688
J. Michael Earley(1)                   $  215                N/A                 N/A               $ 1,000
R. Barbara Gitenstein(1)               $    0                N/A                 N/A               $ 1,000
R. Glenn Hilliard(1),(2)               $    0                N/A                 N/A               $     0
Walter H. May                          $6,680                N/A                 N/A               $63,188
Thomas J. McInerney(3)                 $    0                N/A                 N/A               $     0
Jock Patton                            $6,536                N/A                 N/A               $62,188
David W.C. Putnam                      $5,412                N/A                 N/A               $52,688
Blaine E. Rieke                        $5,274                N/A                 N/A               $51,688
John G. Turner4                        $    0                N/A                 N/A               $     0
Roger B. Vincent(1)                    $1,106                N/A                 N/A               $17,563
Richard A. Wedemeyer                   $4,656                N/A                 N/A               $45,688

(1)  Commenced service as a Trustee on February 26, 2002.
(2) An "interested person," as defined in the 1940 Act, because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(3) An "interested person," as defined in the 1940 Act, because of his affiliation with ING U.S. Financial Services, an affiliate of ING Investments, LLC.
(4) An "interested person," as defined in the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.
(5) The ING Funds have adopted a retirement policy under which a director/trustee who has served as an Independent Director/Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

WHO ARE THE OFFICERS OF THE TRUST?

     The Trust's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Trust. The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                              TERM OF OFFICE
                                                                AND LENGTH
                                POSITION(S) HELD WITH             OF TIME         PRINCIPAL OCCUPATION(S)
NAME AND AGE                          THE TRUST                   SERVED*           DURING PAST 5 YEARS
------------                          ---------                   -------           -------------------
James M. Hennessy               President and Chief           February 2001 -     President and Chief Executive Officer
Age: 52                         Executive Officer             Present             of ING Capital Corporation, LLC, ING Funds
                                                                                  Services, LLC, ING Advisors, Inc., ING
                                Chief Operating Officer       July 2000 -         Investments, LLC, Lexington Funds
                                                              Present             Distributor, Inc., Express America
                                                                                  TC, Inc. and EAMC Liquidation Corp.
                                                                                  (since December 2001); Executive Vice
                                                                                  President and Chief Operating Officer
                                                                                  of ING Quantitative Management, Inc.
                                                                                  (since October 2001) and ING Funds
                                                                                  Distributor, Inc. (since June 2000).
                                                                                  Formerly, Senior Executive Vice
                                                                                  President (June 2000 - December 2000)
                                                                                  and Secretary (April 1995 - December
                                                                                  2000) of ING Capital Corporation,
                                                                                  LLC, ING Funds Services, LLC, ING
                                                                                  Investments, LLC, ING Advisors, Inc.,
                                                                                  Express America TC, Inc. and EAMC
                                                                                  Liquidation Corp.; and Executive Vice
                                                                                  President, ING Capital Corporation,
                                                                                  LLC and its affiliates (May 1998 -
                                                                                  June 2000) and Senior Vice President,
                                                                                  ING Capital Corporation, LLC and its
                                                                                  affiliates (April 1995 - April 1998).

Michael J. Roland               Executive Vice President      February 2002 -     Executive Vice President, Chief
Age: 43                         and Assistant Secretary       Present             Financial Officer and Treasurer of
                                                                                  ING Funds Services, LLC, ING Funds
                                Chief Financial Officer       June 1998 -         Distributor, Inc., ING Advisors,
                                                              Present             Inc., ING Investments, LLC, ING
                                                                                  Quantitative Management, Inc.,
                                                              June 1998 -         Lexington Funds Distributor, Inc.,
                                Senior Vice President         February 2002       Express

                                                              TERM OF OFFICE
                                                                AND LENGTH
                                POSITION(S) HELD WITH             OF TIME         PRINCIPAL OCCUPATION(S)
NAME AND AGE                          THE TRUST                   SERVED*           DURING PAST 5 YEARS
------------                          ---------                   -------           -------------------
                                                                                  America TC, Inc. and EAMC
                                                                                  Liquidation Corp. (since December
                                                                                  2001).  Formerly, Senior Vice
                                                                                  President, ING Funds Services, LLC,
                                                                                  ING Investments, LLC and ING Funds
                                                                                  Distributor, Inc. (June 1998 -
                                                                                  December 2001) and Chief Financial
                                                                                  Officer of Endeavor Group (April 1997
                                                                                  - June 1998).

Daniel A. Norman                Senior Vice President         April 1995 -        Senior Vice President ING
Age: 44                                                       Present             Investments, LLC (since December
                                                                                  1994) and ING Funds Distributor, Inc.
                                Co-Senior Portfolio           February 1992 -     (since December 1995). Has served as
                                Manager                       Present             an officer of other affiliates of ING
                                                                                  since February 1992.
                                Treasurer                     June 1997 -
                                                              Present

Jeffrey A. Bakalar              Senior Vice President         November 1999 -     Senior Vice President of ING
Age: 42                                                       Present             Investments, LLC (since November
                                                                                  1999). Formerly Vice President and
                                Co-Senior Portfolio           January 1998 -      Assistant Portfolio Manager of ING
                                Manager                       Present             Investments, LLC (February 1998 -
                                                                                  November 1999).  Formerly, Vice
                                                                                  President of The Communications
                                                                                  Positions of First National Bank of
                                                                                  Chicago (July 1994 - January 1998).

Elliot Rosen                    Senior Vice President         May 2002 -          Senior Vice President, ING
Age: 49                                                       Present             Investments, LLC (Since February
                                                                                  1999).  Formerly, Senior Vice
                                                                                  President IPS-Sendero (May 1997 -
                                                                                  February 1999) and President of
                                                                                  Sendero, which merged into IPS
                                                                                  (August 1993 - May 1997).

Robert S. Naka                  Senior Vice President         November 1999 -     Senior Vice President and Assistant
Age: 38                                                       Present             Secretary of ING Funds Services, LLC,
                                                                                  ING Funds Distributor, Inc., ING
                                Assistant Secretary           July 1996 -         Advisors, Inc., ING Capital
                                                              Present             Corporation, LLC, ING Investments,
                                                                                  LLC, ING Quantitative Management,
                                                                                  Inc. (since October 2001) and
                                                                                  Lexington Funds Distributor, Inc.
                                                                                  (since December 2001).  Formerly,

                                                              TERM OF OFFICE
                                                                AND LENGTH
                                POSITION(S) HELD WITH             OF TIME         PRINCIPAL OCCUPATION(S)
NAME AND AGE                          THE TRUST                   SERVED*           DURING PAST 5 YEARS
------------                          ---------                   -------           -------------------
                                                                                  Vice President, ING Investments, LLC
                                                                                  (April 1997 - October 1999), ING
                                                                                  Funds Services, LLC (February 1997 -
                                                                                  August 1999) and Assistant Vice
                                                                                  President, ING Funds Services, LLC
                                                                                  (August 1995 - February 1997).

William H. Rivoir III           Senior Vice President and     February 2001 -     Senior Vice President and Secretary
Age: 51                         Assistant Secretary           Present             of ING Capital Corporation, LLC and
                                                                                  ING Funds Services, LLC (since
                                                                                  February 2001), ING Funds
                                                                                  Distributor, Inc., ING Advisors,
                                                                                  Inc., ING Investments, LLC, and ING
                                                                                  Quantitative Management, Inc. (since
                                                                                  October 2001), Lexington Funds
                                                                                  Distributor, Inc., ING Pilgrim
                                                                                  Funding, Inc., Pilgrim America
                                                                                  Financial, Inc., Express America
                                                                                  T.C., Inc. and EAMC Liquidation Corp.
                                                                                  (since December 2001).  Formerly,
                                                                                  Senior Vice President and Assistant
                                                                                  Secretary of ING Funds Services, LLC
                                                                                  (since June 1998), ING Investments,
                                                                                  LLC, and Pilgrim America Financial,
                                                                                  Inc. (since February 1999), Senior
                                                                                  Vice President of ING Investments,
                                                                                  LLC (since December 1998) and
                                                                                  Assistant Secretary of ING Funds
                                                                                  Distributor, Inc. (since February
                                                                                  1999) and ING Investments, LLC (since
                                                                                  June 1998).

Curtis F. Lee                   Senior Vice President and     January 2001 -      Senior Vice President and Chief
Age: 48                         Chief Credit Officer          Present             Credit Officer - Senior Loans of
                                                                                  ING Investments, LLC (since August
                                                                                  1999). Formerly, held a series of
                                                                                  positions with Standard Chartered
                                                                                  Bank in the credit approval and
                                                                                  problem loan management functions
                                                                                  (August 1992 - June 1999).

Robyn L. Ichilov                Vice President                November 1997 -     Vice President of ING Funds
Age: 34                                                       Present             Services, LLC (since October

                                                              TERM OF OFFICE
                                                                AND LENGTH
                                POSITION(S) HELD WITH             OF TIME         PRINCIPAL OCCUPATION(S)
NAME AND AGE                          THE TRUST                   SERVED*           DURING PAST 5 YEARS
------------                          ---------                   -------           -------------------
                                                                                  2001) and ING Investments, LLC (since
                                                                                  August 1997); Accounting Manager,
                                                                                  ING Investments, LLC (since
                                                                                  November 1995).

Kimberly A. Anderson            Vice President and            February 2001 -     Vice President for ING Quantitative
Age: 37                         Secretary                     Present             Management, Inc. (since October
                                                                                  2001); Vice President and Assistant
                                                                                  Secretary of ING Funds Services,
                                                                                  LLC, ING Funds Distributor, Inc.,
                                                                                  ING Advisors, Inc., ING
                                                                                  Investments, LLC (since October
                                                                                  2001) and Lexington Funds
                                                                                  Distributor, Inc. (since December
                                                                                  2001). Formerly, Assistant Vice
                                                                                  President of ING Funds Services,
                                                                                  LLC (November 1999 - January 2001)
                                                                                  and has held various other
                                                                                  positions with ING Funds Services,
                                                                                  LLC for more than the last five
                                                                                  years.

Lourdes R. Bernal               Vice President                February 2002 -      Vice President of ING Investments,
Age: 32                                                       Present              LLC (since January 2002). Prior to
                                                                                   joining ING Investments, LLC in
                                                                                   2002, Ms. Bernal was a Senior
                                                                                   Manager in the Investment Management
                                                                                   Practice, PricewaterhouseCoopers LLP
                                                                                   (July 2000 - December 2001);
                                                                                   Manager, PricewaterhouseCoopers LLP
                                                                                   (July 1998 - July 2000); Manager,
                                                                                   Coopers & Lybrand LLP (July 1996 -
                                                                                   June 1998).

* The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

WHO ARE THE TRUST'S INVESTMENT ADVISER, DISTRIBUTOR, AND ADMINISTRATOR?

     ING Investments, ING Funds Distributor, Inc. and ING Funds Services, LLC serve as the Trust's investment adviser, distributor and administrator, respectively. Their address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                              GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

     The Board has named Robert S. Naka, Kimberly A. Anderson and Jeffrey A. Bakalar as proxies of the Trust. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

     If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

     The Annual Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

     Each share of each class of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

     If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

EXPLAIN THE REQUIREMENTS OF SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust's officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust's outstanding securities ("Reporting Persons"), to file reports of ownership of the Trust's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Trust with copies of all such filings.

     Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Trust believes that during the fiscal year ended February 28, 2002, its Reporting Persons complied with all applicable filing requirements. However, Mr. Hilliard filed a Form 3 subsequent to the required date and Mr. Turner filed a Form 5 reporting two transactions subsequent to the required date.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL?

     It is anticipated that the next annual meeting of the Trust will be held in July 2003. Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be received at the Trust's principal eecutive offices within a reasonable time before the Trust begins to print and mail the proxy materials and must comply with all other legal requirements in order to be included in the Trust's Proxy Statement and form of proxy for the meeting.

     PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


/s/ Kimberly A. Anderson

Kimberly A. Anderson, Secretary
July 3, 2002

[LION LOGO]
ING FUNDS
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

                             ING PRIME RATE TRUST -- COMMON SHARES


                           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED

                                      FOR AUGUST 1, 2002

                The undersigned hereby instructs Robert S. Naka, Kimberly A. Anderson and Jeffrey A. Bakalar (Proxies) to vote the shares held by him/her at the Annual Meeting of Shareholders of ING Prime Rate Trust ("Annual Meeting") to be held at 9:00 a.m., Local time, on August 1, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual
                Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

                Please vote, sign and date this voting instruction and return it in the enclosed envelope.

                These voting  instructions  will be  voted as  specified.  IF NO
                SPECIFICATION   IS  MADE,   THIS  VOTING   INSTRUCTION   WILL BE
                VOTED FOR ALL PROPOSALS.

                IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                Please indicate your vote by an "X" in the appropriate box below.


TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL
1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
"FOR" THE PROPOSALS BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     PILCOM            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY

                                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ING PRIME RATE TRUST -- COMMON SHARES

VOTE ON TRUSTEES

1. To elect  ten  members  of  the  Board  of  Trustees to represent the
   interests of the  holders  of  Common Shares  of the  Trust until the    FOR  WITHHOLD  FOR ALL   To withhold  authority to vote,
   election and qualification of their successors.                          ALL    ALL     EXCEPT    mark "For All Except" and write
                                                                                                     the nominee's number on the
   01) Paul S. Doherty, 02) J. Michael Earley, 03) R. Barbara Gitenstein,   [ ]    [ ]       [ ]     line below.
   04)  R.  Glenn  Hilliard,  05)  Thomas  J.  McInerney,  06) David W.C.
   Putnam,  07)  Blaine  E.  Rieke,  08)  John  G.  Turner,  09) Roger B.                            _______________________________
   Vincent and 10) Richard A. Wedemeyer.

VOTE ON PROPOSALS                                                                                 FOR      AGAINST    ABSTAIN

2. Confirmation of KPMG LLP as the current independent auditor of the Trust.                      [ ]        [ ]        [ ]

3. Such other business as may properly come before the Annual Meeting or any adjournment(s)
   or postponement(s) thereof.                                                                    [ ]        [ ]        [ ]

This proxy must be signed exactly as your name(s)  appear(s)  hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.


___________________________________    _______                         ___________________________________    _______
Signature [PLEASE SIGN WITHIN BOX]     Date                            Signature (Joint Owners)               Date

 ING FUNDS
[LION LOGO]
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, ARIZONA 85258

                                      ING PRIME RATE TRUST
                           AUCTION RATE CUMULATIVE PREFERRED SHARES
                                    SERIES M, T, W, TH AND F


                           ANNUAL MEETING OF SHAREHOLDERS SCHEDULED

                                       FOR AUGUST 1, 2002

                The undersigned hereby instructs Robert S. Naka, Kimberly A. Anderson and Jeffrey A. Bakalar (Proxies) to vote the shares held by him/her at the Annual Meeting of Shareholders of ING Prime Rate Trust ("Annual Meeting") to be held at 9:00 a.m., Local time, on August 1, 2002 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

                Please vote, sign and date this voting instruction and return it in the enclosed envelope.

                These voting instructions  will  be  voted  as  specified. IF NO
                SPECIFICATION  IS   MADE,   THIS   VOTING   INSTRUCTION  WILL BE
                VOTED FOR ALL PROPOSALS.

                IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                Please indicate your vote by an "X" in the appropriate box below.

TO VOTE BY TELEPHONE
1) Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET
1) Read the Proxy Statement and have the proxy card below at hand.
2)   Go to Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL
1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
"FOR" THE PROPOSALS BELOW.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                     PILPRE            KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ING PRIME RATE TRUST
AUCTION RATE CUMULATIVE PREFERRED SHARES
SERIES M, T, W, TH AND F

                                                                    FOR  WITHHOLD  FOR ALL   To withhold authority to vote, mark
VOTE ON TRUSTEES                                                    ALL    ALL     EXCEPT    "For All Except" and write the
                                                                                             nominee's number on the line below.
1. To  elect  two  members  of  the Board of Trustees to represent  [ ]    [ ]       [ ]
   the interests   of  the  holders  of  Auction  Rate  Cumulative                           ___________________________________
   Preferred Shares -- Series M, T, W, Th and F of the Trust until the election and qualification of their successors.

   01) Walter H. May and 02) Jock Patton                                                                      FOR  AGAINST  ABSTAIN

VOTE ON PROPOSALS

2. Confirmation of KPMG LLP as the current independent auditor of the Trust.                                  [ ]    [ ]      [ ]

3. Such other business as may properly come before the Annual Meeting or any adjournment(s) or                [ ]    [ ]      [ ]
   postponement(s) thereof.

This proxy must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

__________________________________    ________              __________________________________    ________
Signature [PLEASE SIGN WITHIN BOX]    Date                  Signature (Joint Owners)              Date